SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 2, 2008 (August 30, 2008)

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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

333-131875 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Zion Oil & Gas, Inc. ("Zion" or the "Company") and the drilling contractor, with whom in June 2008 Zion entered into a Protocol relating to the transportation of a rig to Israel in order to conduct the drilling contemplated by the Company's business plan, intend to sign a drilling contract by September 12, 2008. It now anticipated that the 2,000 horsepower rig, to be used to drill Zion's planned Ma'anit-Rehoboth #2 well, will arrive in Israel in November 2008.   No assurance can, however, be provided that the drilling contract as contemplated in the Protocol or as otherwise revised by the parties in the course of continuing discussions between them will in fact be executed. Even if the Company and the Contractor execute the drilling contract, the contractor will need to obtain certain permits and requisite authorization before the rig can be brought into Israel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: September 2, 2008	/s/ Richard J. Rinberg Richard J. Rinberg Chief Executive Officer